Exhibit 32.1
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             Certification Pursuant to 18 U. S. C. Section 1350,
    as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Epicus Communications Group, Inc. (Company) on Form 10-QSB (Report) for the quarter ended August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Gerard Haryman, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerard Haryman
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Gerard Haryman
Chief Executive Officer
and Chief Financial Officer

Dated: October 9, 2003